UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2025

WRAP TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	001-38750	98-0551945
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3480 Main Hwy, Suite 202 Miami, Florida 33133

(Address of principal executive offices)

(800) 583-2652

(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WRAP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mutual Separation with Jerry Ratigan

On October 21, 2025, Wrap Technologies, Inc. (the “Company”) and Jerry Ratigan, who served as the Company’s Chief Financial Officer, Principal Accounting Officer and Principal Financial Officer, mutually agreed to the separation of Mr. Ratigan from such roles, effective as of October 24, 2025.

The terms of Mr. Ratigan’s separation from the Company have been memorialized pursuant to a General Release and Severance Agreement, dated as of October 21, 2025, which was executed by the Company and Mr. Ratigan on October 24, 2025 (the “Separation Agreement”).

Pursuant to the Separation Agreement, Mr. Ratigan is entitled to receive a severance payment in an amount equal to $50,000, representing three months of Mr. Ratigan’s base salary, less all lawful and authorized withholdings and deductions, payable in a lump sum on the Company’s first regular pay date following the Effective Date (as defined in the Separation Agreement). In exchange for the consideration provided to Mr. Ratigan in the Separation Agreement, Mr. Ratigan agreed to waive and release any claims in connection with Mr. Ratigan’s employment and separation from the Company.

The Separation Agreement provides Mr. Ratigan with 21 days to review the Separation Agreement prior to accepting it. The Separation Agreement further provides that Mr. Ratigan may revoke his acceptance of the Separation Agreement within seven calendar days of his execution thereof. The Separation Agreement shall become enforceable on the eighth day following Mr. Ratigan’s execution thereof if he does not revoke his acceptance of the Separation Agreement by written notice before such time.

The description of the terms of the Separation Agreement contained in this Item 5.02 is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Appointment of Principal Financial Officer and Principal Accounting Officer

On October 25, 2025, the board of directors (the “Board”) of the Company appointed Scot Cohen, who serves as the Company’s Chief Executive Officer and Principal Executive Officer, to the position of Chief Executive Officer, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer, effective immediately. For the information required by Items 401(b), (d), and (e) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), see the Amendment No. 1 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on April 25, 2025 (“2024 Form 10-K”), the relevant portions of which are incorporated herein by reference.

Mr. Cohen will not be provided any additional compensation for his service as Chief Executive Officer, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The terms of Mr. Cohen’s existing Employment Agreement, dated as of October 12, 2023, as amended on January 14, 2024 (as amended, the “Employment Agreement”), have not changed in connection with Mr. Cohen’s appointment as Chief Executive Officer, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer of the Company. For more information about the Employment Agreement, see the Company’s Current Report on Form 8-K filed on October 16, 2023, and the Company’s Current Report on Form 8-K filed on January 19, 2024, the relevant portions of which are incorporated herein by reference.

There is no arrangement or understanding between Mr. Cohen and any other person pursuant to which he was appointed as Chief Executive Officer, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. There are no family relationships between Mr. Cohen and any of the Company’s directors, executive officers or persons nominated or chosen by the Company in connection with Mr. Cohen’s appointment. There are no transactions between Mr. Cohen and the Company that would be required to be reported under Item 404(a) of Regulation S-K of the Exchange Act, except as reported in the Company’s 2024 Form 10-K, the relevant portions of which are incorporated herein by reference, and as set forth below.

On August 18, 2025, V4 Global, LLC (“V4”), an entity affiliated with Mr. Cohen, entered into that certain securities purchase agreement, by and among the Company and the purchasers signatory thereto, pursuant to which, V4 purchased from the Company in a private placement 1,000 shares of Series B Convertible Preferred Stock, par value $0.0001 per share, of the Company (“Series B Preferred Stock”), with an initial conversion price of $1.50 per share, and accompanying warrants to purchase up to 666,667 shares of common stock, par value $0.0001 per share, with an exercise price of $1.50 per share, at a purchase price per share of Series B Preferred Stock and accompanying warrant equal to $1,000, for an aggregate purchase price of $1,000,000.

Appointment of John Shulman to the Board of Directors

On October 25, 2025, the Board increased the size of the Board to six (6) members and appointed John Shulman to serve as a member of the Company’s Board, to serve until the Company’s next annual meeting of stockholders or until his successor is duly elected and qualified. Mr. Shulman will be entitled to the standard compensation paid by the Company to all its nonemployee directors under the Company’s director compensation program.

There are no arrangements or understandings between Mr. Shulman and any other person pursuant to which he was appointed as director of the Company. There is no family relationship between Mr. Shulman and any director or executive officer of the Company. There are no transactions between Mr. Shulman and the Company that would be required to be reported under Item 404(a) of Regulation S-K of the Exchange Act.

Item 8.01	Other Events.

On October 27, 2025, the Company issued a press release announcing the appointment of Mr. Cohen to his new position, the mutual separation with Mr. Ratigan and the appointment of Mr. Shulman to the Board. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	General Release and Severance Agreement, dated October 21, 2025
99.1	Press Release dated October 27, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRAP TECHNOLOGIES, INC.

Date: October 27, 2025	By:	/s/ Scot Cohen
Scot Cohen
Chief Executive Officer